FOR IMMEDIATE RELEASE                                               EXHIBIT 99.1
TUESDAY, JANUARY 25, 2000

  UNION PACIFIC RESOURCES GROUP INC. POSTS SOLID FOURTH QUARTER; SLASHES DEBT,
            ACHIEVES RECORD HIGH CASH FLOW, HEALTHY EARNINGS IN 1999

         FORT WORTH, Texas -- Union Pacific Resources Group Inc. (NYSE: UPR) today announced income from continuing operations of $10.9 million for the fourth quarter of 1999, or $.04 per share, and $89.2 million, or $.36 per share, for the entire year. Net income from continuing operations would have been over $30 million, or $.12 per share in the fourth quarter, had it not been for significant items (detailed on page 8) that reduced net income by over $19 million.

         The Company reported 1999 total income of $225.8 million, which included $133.2 million from discontinued operations and a $3.4 million extraordinary gain from the early extinguishing of debt. Spurred by commodity price increases and cost reductions, the quarterly and annual results were a notable improvement over UPR's financial performance in 1998, when the Company posted significant losses for the fourth quarter and the year.

         UPR also recorded its highest level of discretionary cash flow ever in 1999, reaching over $387 million in the fourth quarter, compared to $181 million in the same period last year, and total cash flow for 1999 of almost $1.2 billion, 29 percent more than 1998's total. Through aggressive debt reduction, UPR ended 1999 with total debt of approximately $2.8 billion, down 39 percent, or $1.8 billion, from a total of $4.6 billion at year-end 1998.

         The dramatic reduction in debt was funded by the proceeds from asset sales plus discretionary cash flow. The debt reduction program left $428 million for capital expenditures in 1999. Reduced capital spending and a slow ramp-up of drilling operations when commodity prices rebounded in the second half of the year resulted in an average daily production decline of about 13 percent. Adjusting for asset sales, volumes were down 9.2 percent. The Company recorded a 63 percent reserves replacement rate for the year. Reserves at year-end totaled
5.7 trillion cubic feet of gas equivalent (Tcfe), compared to 6.1 Tcfe at year-end 1998.

         A company-wide cost-reduction program in 1999 drove cash costs, including lease operating expense, overhead and interest, down by about $130 million or $.04 per thousand feet of gas equivalent (Mcfe), a 17 percent improvement over the previous year. UPR's commitment to rigorous capital discipline brought finding and development costs in 1999 down to $.91 per Mcfe, compared to the previous year's $1.26 per Mcfe and a previous five-year average of $1.10 per Mcfe. Excluding reserve revisions, finding and development costs were $.70 per Mcfe, confirming the Company's commitment to capital efficiency.

         "Nineteen ninety-nine was a repositioning year for us," George Lindahl III, UPR's CEO said. "Our focus on debt reduction, cost control and capital efficiency resulted in increased value for our shareholders. In 2000, cash flow for capital investments should be sufficient to reverse 1999's production decline and replace 100 percent of reserves. We plan to further strengthen our balance sheet through debt reduction. These efforts should increase earnings and position UPR for growth."

         Assuming price levels for 2000 of $21 per barrel of oil and $2.40 per Mcf of natural gas, UPR projects discretionary cash flow for the year of more than $1 billion, $650 million of which is earmarked for the Company's capital spending program. Up to $100 million of remaining cash flow may be applied to possible property purchases in our core areas, with the balance devoted to debt reduction and dividend payments.

      Union Pacific Resources, based in Fort Worth, Texas, is one of the nation's largest independent oil and gas exploration and production companies.

                  THIS PRESS RELEASE, OTHER THAN HISTORICAL FINANCIAL INFORMATION, CONTAINS FORWARD LOOKING STATEMENTS THAT ARE BASED ON ASSUMPTIONS AND ESTIMATES WE BELIEVE REASONABLE BUT THAT ARE SUBJECT TO A WIDE RANGE OF RISKS AND UNCERTAINTIES. ANY NUMBER OF FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS, INCLUDING CHANGES IN OIL AND GAS PRICES, THE TIMING AND RESULTS OF OIL AND GAS DRILLING AND ACQUISITION PROGRAMS, THE SUCCESS OF MANAGEMENT'S COST REDUCTION AND IMPLEMENTATION ACTIVITIES, EXPECTED PRODUCTION EFFORTS AND VOLUMES, BUDGETED CAPITAL EXPENDITURES AND OTHER RISKS AND UNCERTAINTIES DETAILED IN THE COMPANY'S SEC REPORTS, INCLUDING THE REPORTS ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998 AND FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 1999.

Media Contact:                                           Investor Contact:
Daniel J. Sullivan                                       Patrick Mooney
Director, Public Affairs                                 VP, Investor Relations
817-321-6527                                             817-321-7169
                                                         David Larson
                                                         817-321-7294

                              Internet:www.upr.com

                       UNION PACIFIC RESOURCES GROUP INC.
                              STATEMENTS OF INCOME
                        FOR THE PERIOD ENDED DECEMBER 31
                    (DOLLARS IN MILLIONS, EXCEPT WHERE NOTED)


                                                                   FOURTH QUARTER         TWELVE MONTHS
                                                              --------------------    --------------------
                                                                1999       1998         1999        1998
                                                              --------   ---------    --------   ---------
Operating revenues:
   Producing properties                                        $ 408.1   $   347.1    $1,473.3   $ 1,537.4
   Other oil and gas revenues                                     29.7         0.2       133.7       162.5
   Minerals                                                       24.8        25.6       120.5       141.1
                                                               -------   ---------    --------   ---------
         Total operating revenues                                462.6       372.9     1,727.5     1,841.0
                                                               -------   ---------    --------   ---------
Operating expenses:
   Production                                                    111.8       107.0       400.6       444.3
   Exploration                                                   115.5       109.4       267.9       339.0
   Minerals                                                       (3.8)        1.8        (2.8)        3.5
   Depreciation, depletion and amortization                      206.3     1,423.3       827.7     2,125.6
   General and administrative                                     21.8        36.8        86.9       104.8
   Restructuring charge                                           (3.1)       17.0        11.4        17.0
                                                               -------   ---------    --------   ---------
          Total operating expenses                               448.5     1,695.3     1,591.7     3,034.2

Operating income (loss)                                           14.1    (1,322.4)      135.8    (1,193.2)

Other income (loss) - net                                         (9.7)      (12.4)       31.7       (45.3)
Interest expense                                                 (51.1)      (70.3)     (218.7)     (249.8)
                                                               -------   ---------    --------   ---------
Income (loss) before income taxes                                (46.7)   (1,405.1)      (51.2)   (1,488.3)
Income tax (expense) benefit                                      57.6       544.2       140.4       605.2
                                                               -------   ---------    --------   ---------
Income (loss) from continuing operations                          10.9      (860.9)       89.2      (883.1)

Income (loss) from discontinued operations - net of tax           --         (34.5)      (23.8)      (15.6)
Gain on sale of discontinued operations - net of tax              --          --         157.0        --
Extraordinary gain from extinguishment of debt - net of tax        3.4        --           3.4        --
                                                               -------   ---------    --------   ---------

Net income (loss)                                              $  14.3   $  (895.4)   $  225.8   $  (898.7)
                                                               -------   ---------    --------   ---------

Per Share:
Income (loss) from continuing operations-basic and diluted     $   0.04  $   (3.48)   $   0.36   $   (3.57)
Net Income (loss) - basic and diluted                          $   0.06  $   (3.61)   $   0.91   $   (3.63)
Average shares outstanding (millions) basic                       249.1      247.7       249.0       247.7
Average shares outstanding (millions) diluted                     249.3      247.7       249.2       247.7

                       UNION PACIFIC RESOURCES GROUP INC.
                        STATEMENTS OF FINANCIAL POSITION
                              (DOLLARS IN MILLIONS)

                                     ASSETS

                                                         AS OF      AS OF
                                                       DECEMBER 31 DECEMBER 31
                                                          1999       1998
                                                       ---------- ----------
Current assets:
     Cash and temporary investments                    $    123.7  $     8.8
     Accounts receivable                                    304.4      261.0
     Inventories                                             54.7       64.6
     Other current assets                                    13.1      107.0
                                                       ----------  ---------
            Total current assets                            495.9      441.4
                                                       ==========  =========
Properties - net:                                         5,471.0    6,093.3

Intangible and other assets                                 180.0      180.8
Net assets of discontinued operations                        --        926.9
                                                       ----------  ---------
            Total assets                               $  6,146.9  $ 7,642.4
                                                       ==========  =========

                         LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                   $    285.0 $    270.5
    Accrued taxes payable                                    68.6       64.9
    Other current liabilities                               185.8      157.5
    Short-term debt                                           3.1      853.8
                                                       ---------- ----------
          Total current liabilities                         542.5    1,346.7
                                                       ========== ==========
Long-term debt                                            2,799.3    3,744.9
Deferred income taxes                                     1,366.8    1,291.6
Other long-term liabilities                                 541.1      531.0
Common shareholders' equity                                 897.2      728.2
                                                       ---------- ----------
          Total liabilities and shareholders' equity   $  6,146.9 $  7,642.4
                                                       ========== ==========

                       UNION PACIFIC RESOURCES GROUP INC.
                            STATEMENTS OF CASH FLOWS
                        FOR THE PERIOD ENDED DECEMBER 31
                              (DOLLARS IN MILLIONS)

                                                                 FOURTH QUARTER         TWELVE MONTHS
                                                            --------------------    --------------------
                                                              1999       1998         1999        1998
                                                            --------   ---------    --------   ---------
Cash provided by operations:
    Net income (loss)                                       $   14.3  $   (895.4) $    225.8  $   (898.7)
          Loss from discontinued operations                     --          34.5        23.8        15.6
          Gain on sale of discontinued business - net           --          --        (157.0)       --
          Extraordinary gain on debt extinguishment - net       (3.4)       --          (3.4)       --
                                                            --------  ----------  ----------  ----------
    Net income (loss) from continuing operations                10.9      (860.9)       89.2      (883.1)
    Depreciation, depletion and amortization                   206.3     1,423.3       827.7     2,125.6
    Exploration expenses                                       115.5       109.4       267.9       339.0
    Deferred taxes                                              54.4      (490.8)        1.4      (659.3)
                                                            --------  ----------  ----------  ----------
         Discretionary cash flow                               387.1       181.0     1,186.2       922.2
     Working capital and other changes                         (91.6)     (168.1)     (193.5)      108.9
                                                            --------  ----------  ----------  ----------
Cash provided by operations                                    295.5        12.9       992.7     1,031.1
                                                            --------  ----------  ----------  ----------

Cash provided (used) by investing activities:
    Capital and exploratory expenditures                      (136.6)      (76.5)     (428.2)   (1,194.5)
    Acquisition of Norcen                                       --          --          --      (2,634.3)
    Proceeds from sales of assets                               36.8       174.5       281.3       436.6
    Proceeds from sales of discontinued operations              --          --       1,359.1        --
    Cash provided (used) by discontinued operations             (1.2)     (126.3)     (203.6)       50.4
    Proceeds from sale of investments                           --          --          --          48.4
                                                            --------  ----------  ----------  ----------
Cash provided (used) by investing activities                  (101.0)      (28.3)    1,008.6    (3,293.4)
                                                            --------  ----------  ----------  ----------

Cash provided (used) by financing activities:
    Dividends paid                                             (12.4)      (12.4)      (49.7)      (49.6)
    Proceeds from issuance of long-term debt                    --          --         500.0     1,025.0
    Repayment of long-term debt                               (170.2)       --      (2,292.7)       --
    Other long-term debt financing -- net                       --          (3.7)       --       1,294.5
    Reissuance of common stock                                   3.3        --           3.3        --
    Repurchase of common stock                                  (1.5)       (4.6)      (12.6)      (26.7)
    Other financings -- net                                    (27.3)        6.0       (34.7)      (39.2)
                                                            --------  ----------  ----------  ----------
Cash provided (used) by financing activities                  (208.1)      (14.7)   (1,886.4)    2,204.0
                                                            --------  ----------  ----------  ----------

Net change in cash and temporary investments                $  (13.6) $    (30.1) $    114.9  $    (58.3)
                                                            ========  ==========  ==========  ==========

                        UNION PACIFIC RESOURCES GROUP INC
                           VOLUME AND PRICE STATISTICS
                        FOR THE PERIOD ENDED DECEMBER 31


                                            FOURTH QUARTER          TWELVE MONTHS
                                           1999       1998         1999        1998
                                         --------   ---------    --------   ---------
                                                                           <C
Average daily production:
   Natural gas:  (MMcfd)
         United States                     926.9     1,101.1       993.1     1,152.8
         Canada                            274.1       299.5       277.8       281.2
         Other International                 6.7         6.2         7.9         7.1
                                        --------    --------   ---------  ----------
             Total                       1,207.7     1,406.8     1,278.8     1,441.1

   Natural gas liquids:  (MBbld)
         United States                      28.0        23.7        26.4        28.8
         Canada                              1.8         4.5         2.0         4.3
                                        --------    --------   ---------   ---------
             Total                          29.8        28.2        28.4        33.1

   Crude oil:  (MBbld)
         United States                      39.3        53.7        43.5        61.0
         Canada                             27.2        36.7        28.8        35.4
               Heavy oil                    12.6        15.0        12.4        14.0
               Light oil                    14.6        21.7        16.4        21.4
         Guatemala                          19.0        22.2        21.4        20.8
         Venezuela                          18.3        21.1        19.1        16.8
         Other International                 4.7         3.5         4.3         3.9
                                        --------    --------   ---------   ---------
             Total                         108.5       137.2       117.1       137.9

   Total production (Mmcfed)             2,037.3     2,399.4     2,151.6     2,467.0

Average sales prices:
   Natural gas: (per Mcf)
         United States                  $   2.32    $   1.63   $    1.90   $    1.84
         Canada                             1.84        1.49        1.62        1.35
         Other International                1.03        1.16        1.09        1.39
             Total                          2.21        1.60        1.83        1.74

   Natural gas liquids: (per Bbl)
         United States                     13.81        7.10       11.02        8.14
         Canada                            14.56        7.03       10.07        6.12
             Total                         13.85        7.09       10.95        7.88

   Crude oil: (per Bbl)
         United States                     12.55       13.23       12.56       13.23
         Canada                             9.43        7.31        9.21        8.55
               Heavy oil                    7.01        6.82        7.44        5.82
               Light oil                   11.52        7.65       10.55       10.33
         Guatemala                         14.95        6.14       13.26        6.95
         Venezuela                         13.13        8.55       11.62        8.75
         Other International               17.70        8.76       15.34       11.37
             Total                         12.51        9.66       11.81       10.48

   Total sales price per Mcfe           $   2.18    $   1.57   $    1.88   $    1.71

                       UNION PACIFIC RESOURCES GROUP INC.
                                OTHER INFORMATION
                                AS OF DECEMBER 31
                    (DOLLARS IN MILLIONS, EXCEPT WHERE NOTED)


                                                                         FOURTH QUARTER        TWELVE MONTHS
                                                                       1999        1998       1999         1998
                                                                     --------    ---------  ---------   ----------
Production expenses:
      Lease operating expense and other                              $    73.9   $    88.5   $   296.4   $   363.9
      Severance and property taxes                                        37.9        18.5       104.2        80.4
                                                                     ---------   ---------   ---------   ---------
           Total  production expenses                                $   111.8   $   107.0   $   400.6   $   444.3

Exploration Expenses
     Dry Hole                                                        $    28.2   $     4.5   $    49.5   $    66.7
     Seismic                                                               3.8         9.3        19.5        50.0
     Undeveloped leasehold                                                78.4        86.0       172.5       185.9
     Overhead and other                                                    5.1         9.6        26.4        36.4
                                                                     ---------   ---------   ---------   ---------
            Total exploration expenses                               $   115.5   $   109.4   $   267.9   $   339.0
                                                                     =========   =========   =========   =========

Unit costs:  (per Mcfe)
       Production costs (including lease operating expense)          $    0.60   $    0.48   $    0.51   $    0.49
       Lease operating expense and other                                  0.39        0.40        0.38        0.40
       DD&A - exploration & production                                    1.06        1.13        1.04        1.06
       General and administrative (excluding restructuring charge)        0.12        0.17        0.11        0.12


                                                                     1999     1999     DISCRETIONARY
                                                                   PRE TAX  AFTER TAX    CASH FLOW
                                                                  --------- --------- ---------------
Significant continuing operations items for the fourth quarter:
      Marketing sales/settlements (other oil & gas revenue)       $  28.5  $  17.7      $  28.5
      Production tax audit adjustments (production exp.)             (8.2)    (5.2)        (5.2)
      Lease impairment (exploration exp.)                           (58.0)   (38.3)        --
      Dry hole - Mississippi Canyon 667 (exploration exp.)          (24.0)   (15.2)         8.8
      Asset impairment (DD&A)                                        (9.5)    (6.0)        --
      Restructure charge adjustment (restructuring charge)            3.1      2.0          2.0
      Firm transportation costs (other income)                      (30.4)   (19.2)       (30.4)
      Foreign currency gain (other income)                           14.2     14.2         14.2
      True up for prior years tax (income tax)                       --       26.0         (4.5)
      Reclass tax from current to deferred (income tax)              --       --           62.4
      Foreign currency gain tax adjustment (income tax)              --        4.5         --

HEDGING ACTIVITY (AS OF 01/13/2000)                                 FIXED                           COLLARS
                                                            ----------------------          ---------------------------
                                                                          NYMEX                               NYMEX
     NATURAL GAS (MMCFD)                                     VOLUME       PRICE               VOLUME          PRICE
                                                            ---------   ---------           ----------     ------------
     1Q 2000                                                  400        $ 2.53                300         $2.56 - 3.16
     2Q 2000                                                  390          2.38                400          2.34 - 2.76
     3Q 2000                                                  260          2.40                470          2.33 - 2.73
     4Q 2000                                                  190          2.43                 80          2.40 - 2.79

     CRUDE OIL (MBBLD)
     1Q 2000                                                   32        $21.08                 35         $17.29 - 21.77
     2Q 2000                                                   35         20.37                 35          17.29 - 21.77
     3Q 2000                                                   33         20.34                 35          17.29 - 21.77
     4Q 2000                                                   30         20.41                 35          17.29 - 21.77

                       UNION PACIFIC RESOURCES GROUP INC.
                       PROVED RESERVES & COSTS INCURRED**
                             AS OF DECEMBER 31, 1999


                                                            WORLDWIDE
                                                            ---------
RESERVES EQUIVALENT (BCFE)
      Beginning of year                                       6,124.0
PROVED Revisions of previous estimates                         (144.7)
      Extensions, discoveries and other additions               609.3
      Purchases of reserves-in-place                             28.5
      Sales of reserves-in-place                               (128.2)
      Production                                               (785.3)
                                                            ---------
           Total proved, end of year                          5,703.6
                                                            ---------

Production replacement %                                          63%

                                                            WORLDWIDE
                                                            ---------
COST INCURRED IN E&P (DOLLARS IN MILLIONS)
   Proved acreage                                           $    15.3
   Unproved acreage                                              21.1
   Exploration costs                                             83.2
   Development costs                                            329.8
                                                            ---------
       Total costs incurred                                 $   449.4
                                                            =========

Finding and development costs ($/Mcfe)                      $    0.91
Finding and development costs without revisions ($/Mcfe)         0.70

** PROVED RESERVES AND FINDING AND DEVELOPMENT COST PER UNIT ARE PRELIMINARY DISCLOSURES AND SUBJECT TO CHANGE. FOR MORE DETAIL AND FINAL NUMBERS AND CALCULATIONS, REFER TO OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999 WHEN FILED.


                                       14